UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 27, 2002


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


      DELAWARE                       1-2207              38-0471180
      -----------------              --------------      --------------
      (State or other                (Commission         (I.R.S. Employer
      jurisdiction of                File No.)           Identification No.)
      incorporation of
      organization)


      280 Park Avenue
      New York, NY                                      10017
      ------------------------------------            -----------------
      (Address of principal executive office)          (Zip Code)


      Registrant's telephone number, including area code:   (212)  451-3000


      --------------------------------------          -----------------
      (Former name or former address,                  (Zip Code)
       if changed since last report)



Item 7.  Exhibits

   (c)   Exhibits

         10.1 - Aircraft Purchase and Sale Agreement, dated June 19, 2001, by and between Meadowlark Acquisitions, Inc. and AP IV Holdings, Inc.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                          TRIARC COMPANIES, INC.



                                          By:  Stuart I. Rosen
                                               ----------------------------
                                               Stuart I. Rosen
                                               Senior Vice President
                                               and Associate General Counsel

Dated: March 27, 2002




                                  EXHIBIT INDEX

Exhibit
No.             Description                                  Page No.
                -----------                                  --------


10.1            Aircraft Purchase and Sale Agreement,
                dated June 19, 2001, by and between
                Meadowlark Acquisitions, Inc. and AP IV
                Holdings, Inc.